SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities
           Exchange Act of 1934 (Amendment No.   )


Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[   ]     Preliminary Proxy Statement
[   ]     Confidential, for Use of the Commission Only (as
          permitted by Rule 14a-6(e)(2))
[ X ]     Definitive Proxy Statement

[   ]     Definitive Additional Materials

[   ]     Soliciting Material Pursuant to Section 240.14a-11(c)
          or Section 240.14a-12

     _____________THE MANAGERS FUNDS_________________
     (Name of Registrant as Specified In Its Charter)

     _______________________________________________________
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]     No fee required.
[   ]     Fee computed on table below per Exchange Act
          Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:


___________________________________________________

     2)   Aggregate number of securities to which
          transaction applies:


____________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
          0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


____________________________________________________

     4)   Proposed maximum aggregate value of transaction:

          __________________________________________________

     5)   Total fee paid:

     _______________________________________________________

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as
      provided by   Exchange Act Rule 0-11(a)(2) and
      identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     _______________________________________________________

     2)   Form, Schedule or Registration Statement No.:

     _______________________________________________________

     3)   Filing Party:

     _______________________________________________________

     4)   Date Filed:

     _______________________________________________________




                   [THE MANAGERS FUNDS LOGO]


                        40 Richards Avenue
                    Norwalk, Connecticut 06854
                         800-835-3879
                      www.managersfunds.com

------------------------------------------------------------
Managers Capital Appreciation Fund
Managers Income Equity Fund
Managers Special Equity Fund
Managers International Equity Fund
Managers Emerging Markets Equity Fund
Managers Bond Fund
Managers Short and Intermediate Bond Fund
Managers Global Bond Fund

                                            October 16, 2000


Dear Fellow Shareholder:

     Enclosed is a proxy statement describing important proposals to be considered at a meeting of the shareholders of The Managers Funds. You are receiving the proxy statement and are entitled to vote on these proposals because you were a shareholder of one or more of the Funds identified above on October 3, 2000.

     I am sure that you, like most people, lead a busy life and are tempted to put this proxy statement aside. Please do not! When shareholders do not vote, the Funds incur additional expenses to pay for follow-up mailings and telephone calls. Please take a few minutes to review the proxy statement and cast your vote. You can sign, date and return the proxy card in the enclosed postage prepaid envelope or, if you prefer, you can also vote by telephone or on the internet.

     Unless you are a shareholder of all Funds, you are not being asked to vote on all proposals, some of which relate only to specific Funds. For example, shareholders of Managers Special Equity Fund are being asked to approve the addition of a new sub-adviser for the Fund and the shareholders of Managers Income Equity Fund and Managers Short and Intermediate Bond Fund are being asked to approve changes to each Fund's investment objective. Only shareholders of these Funds will vote on these proposals.

     Shareholders of all Funds are being asked to approve changes to the investment restrictions of the Funds. We believe that these changes will promote greater efficiency in the management of the Funds and will permit the Funds to adapt to changing regulatory and industry developments in a more timely and cost-efficient manner. These changes will also result in a standardization of the primary investment restrictions that apply to all mutual funds within the Managers Family of Funds. For similar reasons, we are asking shareholders of all Funds to vote on a proposal to make the investment objective of each Fund "nonfundamental." Each of these proposals is described in greater detail in the enclosed proxy statement.

      At a meeting held on October 2, 2000, the Board of Trustees of The Managers Funds considered and approved each of these proposals, subject to obtaining your approval. The Trustees have recommended that the shareholders of each Fund vote FOR each of the proposals.

     Because shareholders of all Funds are permitted to vote on most of the proposals, we have prepared one proxy statement, which reduces costs for the Funds. If you own shares in more than one Fund, you will receive only one proxy statement, but a separate proxy card for each of the Funds that you own. Please sign and return your proxy card(s) or vote by telephone or internet, as soon as possible, to help the Funds avoid the additional cost of engaging a proxy solicitation firm.

     Your vote is important. Please take a moment now to sign and return your proxy card(s) in the enclosed, postage-paid return envelope. You may also vote by phone, by fax or over the internet, or you may vote in person at the shareholder meeting. If we do not receive your executed proxy card(s) after a reasonable amount of time, you may receive a telephone call from a proxy solicitor reminding you to vote. If you have questions about the shareholder meeting or any of the proposals, please fell free to call us at 1-800-835-3879.

     Thank you for your cooperation and continued support.

                                   Sincerely,

                                   /s/Peter M. Lebovitz
                                   Peter M. Lebovitz
                                   President



                      TABLE OF CONTENTS

Overview of Proxy Statement                              1
Notice of Special Meeting of Shareholders                5
Instruction for Executing Proxy Card                     8
Proxy Statement                                          9
 Proposal 1 -   To consider the sub-advisory agreement
 between the Manager and Skyline Asset Management, L.P.
 with respect to Managers Special Equity Fund           12
 Proposal 2 - To consider a change in the investment
 objective of Managers Income Equity Fund               16
 Proposal 3 - To consider a change in the investment
 objective of Managers Short and Intermediate Bond Fund 17
 Proposal 4 - To consider making each Fund's investment
 objective nonfundamental                               18
 Proposal 5 - To consider amending or eliminating
 certain fundamental restrictions                       19
   Proposal 5A - To consider eliminating the
   restrictions regarding issuer diversification        20
   Proposal 5B - To consider amending the restriction
   regarding borrowing                                  22
   Proposal 5C - To consider amending the restriction
   regarding investments in real estate                 23
   Proposal 5D - To consider amending the restriction
   regarding the business of underwriting securities
   issued by others                                     24
   Proposal 5E - To consider amending the restriction
   regarding the making of loans                        24
   Proposal 5F - To consider amending the restriction
   regarding issuance of senior securities              25
   Proposal 5G - To consider eliminating the
   restriction regarding the participation in joint
   trading accounts in securities                       26
   Proposal 5H - To consider eliminating the
   restriction regarding investments in unseasoned
   issuers                                              27
   Proposal 5I - To consider eliminating the
   restriction regarding investments in illiquid
   securities                                           27
   Proposal 5J - To consider eliminating the
   restrictions regarding investments in other
   investment companies                                 28
   Proposal 5K - To consider eliminating the
   restriction regarding investments in companies in
   which officers or directors of the Trust own stock   29
   Proposal 5L - To consider eliminating the
   restriction prohibiting the purchase of securities
   for the purpose of exercising control or management  30

Exhibits
   Exhibit A - Sub-Advisory Agreement with Skyline
   Asset Management, L.P.                               33
   Exhibit B - Current Investment Objectives of the
   Funds                                                40
   Exhibit C - Current and Proposed Fundamental
   Investment Restrictions of the Funds                 41
   Exhibit D - Five Percent Record or Beneficial
   Owners of Each Fund's Outstanding Shares             45

                   OVERVIEW OF PROXY STATEMENT


            IMPORTANT INFORMATION FOR SHAREHOLDERS OF
                       THE MANAGERS FUNDS


     Although we encourage you to read the full text of the enclosed proxy statement, here is a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.


Q.   WHEN WILL THE SHAREHOLDER MEETING BE HELD?

A. The meeting will be held on November 30, 2000, at 10:30 a.m. Eastern Standard Time at the offices of The Managers Funds LLC, 40 Richards Avenue, Norwalk, Connecticut 06854. This meeting will cover those issues listed in this proxy statement, as well as any other matters properly brought before the meeting. The record date for determining which shareholders are eligible to vote on those issues has been set as the close of business on October 3, 2000. Only those shareholders that owned shares at that time are entitled to vote at the meeting.

Q.   WHAT  ARE  THE  ISSUES  THAT  WILL  BE  CONSIDERED  AT  THE
     SHAREHOLDER MEETING?

A. At the meeting, shareholders will be asked to consider the following matters:

Proposal                                   Funds Affected


1. To  approve a sub-advisory agreement  Managers    Special
   between  The Managers Funds LLC  and  Equity Fund
   Skyline  Asset Management,  L.P.,  a
   proposed    new   sub-adviser    for
   Managers Special Equity Fund;

2. To  change  the investment objective  Managers     Income
   of Managers Income Equity Fund;       Equity Fund

3. To  change  the investment objective  Managers Short and
   of  Managers  Short and Intermediate  Intermediate Bond
   Bond Fund;                            Fund

4. To   make   each  Fund's  investment  All Funds
   objective nonfundamental;

5. To  change  or eliminate certain  of  All Funds
   the      fundamental      investment
   restrictions of the Funds; and

6. To   transact  any  other   business  All Funds
   properly presented at the meeting.

Q.   HOW DOES THE BOARD OF TRUSTEES RECOMMEND THAT I VOTE?

A. The Board of Trustees recommends that you vote FOR each of the proposals on the enclosed proxy card(s).

Q.   WHY ARE THE TRUSTEES PROPOSING TO ADD SKYLINE AS A NEW
     SUB-ADVISER FOR THE MANAGERS SPECIAL EQUITY FUND?

A. The Board of Trustees, acting on the recommendation of the Manager, has determined that it would be in the Fund's best interests to maintain a significant exposure to value-oriented investment styles, that, in light of the current size and anticipated growth of the Fund, it would be advisable to add another sub-adviser to the Fund, and that Skyline Asset Management, L.P. would be best suited to satisfy the Fund's
     investment needs.   After considering a variety of factors, the
     Board concluded that Skyline is capable of providing high quality services to the Fund, that Skyline is likely to maintain its consistent investment philosophy and value-oriented investment strategy, and that Skyline's investment style will complement the investment styles of the Fund's other sub-advisers.

Q.   WHY  ARE SHAREHOLDERS OF MANAGERS SPECIAL EQUITY FUND BEING
     ASKED TO APPROVE THE SUB-ADVISORY AGREEMENT WITH SKYLINE?

A. The Managers Funds has received an exemptive order from the Securities and Exchange Commission that generally permits the Trustees to approve Sub-Advisory Agreements with sub-advisers to the Funds without seeking shareholder approval when it otherwise would be required. That order, however, requires shareholder approval for sub-advisers that are affiliated with The Managers Funds LLC (the "Manager"). Affiliated Managers Group, Inc. ("AMG") owns substantially all interests in the Manager, and Skyline is a majority-owned subsidiary of AMG. Accordingly, Skyline is affiliated with the Manager for purposes of that order. Thus, the shareholders of Managers Special Equity Fund must approve a Sub-Advisory Agreement between the Manager and Skyline before Skyline may begin serving as a sub-adviser for the Fund.

Q.   WILL  THE  INVESTMENT  MANAGEMENT  FEES  PAID  BY  MANAGERS
     SPECIAL EQUITY FUND BE THE SAME?

A. Yes. The rates and methods used in calculating the fees for investment management services paid by Managers Special Equity Fund to the Manager are not affected by the number or identity of the Fund's sub-advisers. Furthermore, the fees paid by the Manager to Skyline will be the same as the fees paid to the other sub-advisers of the Fund.

Q.   WHY  ARE  THE  TRUSTEES PROPOSING TO CHANGE THE  INVESTMENT
     OBJECTIVE OF MANAGERS INCOME EQUITY FUND?

A. The Board of Trustees, acting on recommendation from the Manager, has decided to change the investment objective of Managers Income Equity Fund, subject to shareholder approval. The proposed change will permit each sub-adviser of the Fund to pursue its value strategy without being constrained by an emphasis on income. This change is prompted by the change, over time, in the universe of undervalued equity securities that are also income-producing.

Q.   WHY  ARE  THE  TRUSTEES PROPOSING TO CHANGE THE  INVESTMENT
     OBJECTIVE OF MANAGERS SHORT AND INTERMEDIATE BOND FUND?

A. The Board of Trustees, acting on recommendation from the Manager, has decided to change the investment objective of Managers Short and Intermediate Bond Fund, subject to shareholder approval. The change would eliminate the requirement that the Fund maintain a specified weighted average maturity for its portfolio. The Board believes that the change is in the best interests of shareholders because it will better enable the sub-adviser of the Fund to use "average duration" (rather than average maturity) as the relevant measure of interest-rate risk.

Q.   WHY   ARE  THE  TRUSTEES  PROPOSING  TO  MAKE  EACH  FUND'S
     INVESTMENT OBJECTIVE NON-FUNDAMENTAL?

A. The proposed change will permit the Board of Trustees, in the future, to make changes to a Fund's investment objectives without first obtaining shareholder approval. This will provide the Board with the ability to react to changes in the industry or in the market place without delay and without the expense of holding a shareholder meeting. The Board would not change a Fund's investment objective without notifying the Fund's shareholders.

Q.   WHY ARE THE TRUSTEES PROPOSING TO CHANGE CERTAIN INVESTMENT
     RESTRICTIONS?

 A. The proposed changes will modernize and standardize the fundamental investment restrictions for all Funds. The Trustees believe that, over time, these changes will permit the Funds to operate more efficiently and to adapt to changing regulatory and industry conditions. For the foreseeable future, the changes are not expected to affect materially the way in which the Funds are managed.

Q.   HOW  DO  I CONTACT YOU FOR MORE INFORMATION OR TO PLACE  MY
     VOTE?

 A. If you have any questions, please call The Managers Funds at (800) 835-3879 for additional information.

     Use the enclosed proxy card(s) to record your vote for each of the proposals you may vote on, then return the card(s) in the postage-paid envelope. You can also vote by faxing your proxy card(s) to us at (203) 857-5316 or by calling
     (800) 690-6903 and recording your vote by telephone or on the internet at http://www.proxyvote.com.

                           PLEASE VOTE
                     YOUR VOTE IS IMPORTANT
                NO MATTER HOW MANY SHARES YOU OWN


                      [THE MANAGERS FUNDS LOGO]


Managers Capital Appreciation Fund
Managers Income Equity Fund
Managers Special Equity Fund
Managers International Equity Fund
Managers Emerging Markets Equity Fund
Managers Bond Fund
Managers Short and Intermediate Bond Fund
Managers Global Bond Fund

                       40 Richards Avenue
                   Norwalk, Connecticut 06854
                          800-835-3879
                      www.managersfunds.com
----------------------------------------------------------------

      ____________________________________________________

            NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
      ____________________________________________________

                 TO BE HELD ON NOVEMBER 30, 2000
                          AT 10:30 A.M.


To Shareholders of The Managers Funds:

     On November 30, 2000, The Managers Funds (the "Trust") will hold a special meeting of the shareholders of Managers Capital Appreciation Fund, Managers Income Equity Fund, Managers Special Equity Fund, Managers International Equity Fund, Managers Emerging Markets Equity Fund, Managers Bond Fund, Managers Short and Intermediate Bond Fund and Managers Global Bond Fund at the offices of The Managers Funds LLC (the "Manager"), 40 Richards Avenue, Norwalk, Connecticut 06854. The special meeting will begin at 10:30 a.m.




     The meeting will be held for the following purposes:

     1.   To consider and act upon the approval of a Sub-Advisory
          Agreement between the Manager and Skyline Asset Management, L.P. ("Skyline") with respect to Managers Special Equity Fund;

     2. To consider a change in the investment objective of Managers Income Equity Fund;

     3. To consider a change in the investment objective of Managers Short and Intermediate Bond Fund;

     4. To consider making each Fund's investment objective nonfundamental;

     5. To consider the following changes to fundamental investment restrictions of all Funds:

       5A. To eliminate the restrictions regarding issuer diversification.

       5B.    To amend the restriction regarding borrowing.

       5C. To amend the restriction regarding investments in real estate.

       5D.    To   amend   the   restriction   regarding
              underwriting securities issued by others.

       5E. To amend the restriction regarding the making of loans.

       5F. To amend the restriction regarding the issuance of senior securities.

       5G.    To  eliminate  the  restriction  regarding
              participation  in  joint  trading  accounts   for
              securities.

       5H. To eliminate the restriction regarding investments in unseasoned issuers.

       5I. To eliminate the restriction regarding investments in illiquid securities.

       5J. To eliminate the restrictions regarding investments in other investment companies.

       5K. To eliminate the restriction regarding investments in companies in which officers or directors of the Trust own stock.

       5L.    To eliminate the restriction regarding  the
              purchase   of  securities  for  the  purpose   of
              exercising control or management.

     6. To transact any other business properly presented at the meeting.

     Only those shareholders that owned shares in a Fund at the close of business on October 3, 2000 can vote at this meeting or any adjournments that may take place.

                                   By  Order  of  the  Board  of
                                   Trustees,
                                   /s/Donald S. Rumery
                                   Donald S. Rumery
                                   Secretary

Norwalk, Connecticut
October 16, 2000

----------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) IN THE POSTAGE-PAID ENVELOPE OR BY FAX. YOU CAN ALSO VOTE BY TELEPHONE OR ON THE INTERNET.
----------------------------------------------------------------

              INSTRUCTIONS FOR EXECUTING PROXY CARD

      The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name of the proxy card. For example:

Registration                            Valid Signature

Corporate Accounts
(1)  ABC Corp.                     (1)  ABC Corp.
                                          John Doe, Treasurer

(2)  ABC Corp.                     (2)  John Doe, Treasurer
     c/o John Doe, Treasurer

(3)  ABC Corp. Profit Sharing Plan (3)  John Doe, Trustee

Trust Accounts
(1)  ABC Trust                     (1)  Jane Doe, Trustee

(2)  Jane Doe, Trustee             (2)  Jane Doe
     u/t/d 12/28/78

Custodial or Estate Accounts
(1)  John Smith, Cust.             (1)  John Smith
     f/b/o John Smith, Jr. UGMA

(2)  John Smith Jr.                (2)  John Smith Jr., Executor


                  [THE MANAGERS FUNDS LOGO]

               Managers Capital Appreciation Fund
                   Managers Income Equity Fund
                  Managers Special Equity Fund
               Managers International Equity Fund
              Managers Emerging Markets Equity Fund
                       Managers Bond Fund
            Managers Short and Intermediate Bond Fund
                    Managers Global Bond Fund

                       40 Richards Avenue
                   Norwalk, Connecticut  06854
                          800-835-3879
                      www.managersfunds.com
               __________________________________

                         PROXY STATEMENT
               __________________________________

              FOR A SPECIAL MEETING OF SHAREHOLDERS
                 TO BE HELD ON NOVEMBER 30, 2000

Introduction

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Trustees") of The Managers Funds (the "Trust") for use at a special meeting and any adjournment (the "Meeting") of the shareholders of Managers Capital Appreciation Fund, Managers
Income  Equity  Fund,  Managers Special  Equity  Fund,  Managers
International Equity Fund, Managers Emerging Markets Equity Fund, Managers Bond Fund, Managers Short and Intermediate Bond Fund, and Managers Global Bond Fund (each a "Fund" and collectively, the "Funds") to be held at the offices of The Managers Funds LLC (the "Manager"), 40 Richards Avenue, Norwalk Connecticut, on November 30, 2000 at 10:30 a.m., Eastern Standard Time.

     The Trust is comprised of ten mutual funds, eight of which are the subject of this proxy statement. Each such mutual fund is a separate series of the Trust. The Trust is a registered management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is organized as a Massachusetts business trust. The Manager serves as the distributor and investment manager of each Fund.

     The principal executive offices of the Trust are located at
40  Richards  Avenue, Norwalk, Connecticut 06854.  The  enclosed
proxy  and  this  proxy  statement  are  first  being  sent   to
shareholders on or about October 19, 2000.

     At the meeting, shareholders will be asked to act on the following:

     * Shareholders of Managers Special Equity Fund will be asked to approve a Sub-Advisory Agreement with Skyline Asset Management, L.P., a proposed new sub-adviser for the Fund. Approval of the Sub-Advisory Agreement will not result in an increase of any fees paid by Managers Special Equity Fund. (Proposal 1). The proposed Sub-Advisory Agreement is attached as Exhibit A to this proxy statement.

     * Shareholders of Managers Income Equity Fund and Managers
       Short and Intermediate Bond Fund will be asked to approve a change in each Fund's respective investment objective.
       (Proposals 2 and 3).

     * Shareholders of each Fund will be asked to approve making each Fund's investment objective "nonfundamental". (Proposal
       4). Exhibit B to this proxy statement lists the current investment objectives of the Funds.

     * Shareholders of each Fund will be asked to approve the amendment or elimination of certain fundamental investment restrictions. (Proposals 5A through 5L). Exhibit C to this proxy statement lists the current and proposed fundamental investment restrictions of the Funds.

     The following table illustrates the matters on which shareholders of each Fund will vote:


   PROPOSAL    1  2   3  4  5A   5B  5C  5D   5E  5F   5G  5H  5I   5J  5K  5L
-------------------------------------------------------------------------------

   MANAGERS              X   X   X   X   X    X   X     X    X   X   X   X   X
   CAPITAL
   APPRECIATION
   FUND
   ----------------------------------------------------------------------------
   MANAGERS       X      X   X   X   X   X    X   X     X    X   X   X   X   X
   INCOME EQUITY
   FUND
   ----------------------------------------------------------------------------
   MANAGERS    X         X   X   X   X   X    X   X     X    X   X   X   X   X
   SPECIAL
   EQUITY
   FUND
   ----------------------------------------------------------------------------
   MANAGERS              X   X   X   X   X    X   X     X    X   X   X   X   X
   INTERNATIONAL
   EQUITY FUND
   ----------------------------------------------------------------------------
   MANAGERS              X   X   X   X   X    X   X     X    X   X   X   X   X
   EMERGING
   MARKETS
   EQUITY FUND
   ----------------------------------------------------------------------------
   MANAGERS              X   X   X   X   X    X   X     X    X   X   X   X   X
   BOND FUND
   ----------------------------------------------------------------------------
   MANAGERS          X   X   X   X   X   X    X   X     X    X   X   X   X   X
   SHORT AND
   INTERMEDIATE
   BOND FUND
   ----------------------------------------------------------------------------
   MANAGERS              X   X   X   X   X    X   X     X    X   X   X   X   X
   GLOBAL
   BOND FUND

     All properly executed proxy cards received prior to the Meeting will be voted at the Meeting in accordance with the marked instructions. Unless instructions are marked to the contrary, shares represented by the proxies will be voted FOR all the proposals. Any shareholder may revoke his or her proxy card(s) at any time prior to the Meeting by sending written notice of revocation to the Secretary of the Trust or by attending the Meeting and voting in person. The persons designated as proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the Meeting.

     Holders of record of the shares of the Fund at the close of business on October 3, 2000 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share and a fractional vote on each fractional share on all business presented at the Meeting.

     The following table sets forth the number of shares of beneficial interest outstanding of each Fund as of the Record
Date:

Fund                                          Shares Outstanding

Managers Capital Appreciation Fund                6,234,763.983
Managers Income Equity Fund                       1,910,680.395
Managers Special Equity Fund                     23,947,766.078
Managers International Equity Fund               12,600,236.107
Managers Emerging Markets Equity Fund             1,215,546.927
Managers Bond Fund                                2,108,495.579
Managers Short and Intermediate Bond Fund         1,058,223.795
Managers Global Bond Fund                         1,221,669.281

     Under the By-Laws of the Trust, shares held by two or more persons (whether as joint tenants, co-fiduciaries or otherwise) will be voted as follows: (1) if only one person votes, his or her vote will bind all others; (2) if more than one person votes and such persons disagree as to any vote to be cast, the proxy will not be voted as to that item of business.

     In the event that the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Meeting, the individuals named as proxies may propose one or more adjournments of the Meeting in accordance with the applicable law to permit further solicitation of proxies.

     Each proposal will be voted on separately by shareholders of each Fund. Approval of each proposal for each Fund requires the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present in person at the Meeting or represented by proxy, if holders of more than 50% of the shares of the Fund outstanding on the record date are present, in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund on the record date.

     Abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees which cannot be voted on the proposal(s) because the beneficial owners have not given instructions) will be considered to be shares present at the Meeting, but not voting in favor of any of the proposals and will therefore have the effect of a "no" vote.

     Shareholders can vote by marking the enclosed proxy card(s) and returning the card(s) in the postage-paid envelope. Shareholders can also vote by faxing their proxy card(s) to the Trust at (203) 857-5316 or by calling (800) 690-6903 and recording their vote by telephone or on the internet at http://www.proxyvote.com. Any shareholder who has given a proxy has the right to revoke the proxy any time prior to its exercise:

     * By written notice of the proxy's revocation to the Secretary of the Trust at the above address prior to the Meeting;
     * By the subsequent execution and return of another proxy prior to the Meeting;
     * By submitting a subsequent telephone vote;
     * By submitting a subsequent internet vote; or
     * By being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting.


     PROPOSAL 1:  To Consider the Approval of a Sub-Advisory
       Agreement Between the Manager and Skyline Asset Management, L.P.
                for Managers Special Equity Fund

        (Managers Special Equity Fund Shareholders Only)

     At the Meeting, the shareholders of Managers Special Equity Fund will consider the approval of a sub-advisory agreement between the Manager and Skyline Asset Management, L.P. ("Skyline"), a proposed new sub-adviser for Managers Special Equity Fund. If Proposal 1 is approved by shareholders, the new sub-advisory agreement will become effective as soon as practicable thereafter.

     The Trust and its Investment Management Agreement

     The   Trust  has  entered  into  an  investment  management
agreement with respect to each investment portfolio of the Trust
with   the   Manager  dated  April  1,  1999  (the   "Management
Agreement"). Under the terms of the Management Agreement it is the responsibility of the Manager to select, subject to review and approval by the Trustees, one or more sub-advisers (the "Sub-Advisers" and each a "Sub-Adviser") to manage the investment portfolio of the Fund, to review and monitor the performance of these Sub-Advisers on an ongoing basis, and to recommend changes in the roster of Sub-Advisers to the Trustees as appropriate. The Manager is also responsible for allocating the Fund's assets among the Sub-Advisers for the Fund, if such Fund has more than one Sub-Adviser. The portion of the Fund's assets managed by a Sub-Adviser may be adjusted from time to time in the sole discretion of the Manager. The Manager is also responsible for conducting all business operations of the Trust, except those operations contracted to the custodian or the transfer agent.
As compensation for its services, the Manager receives a fee from the Fund, and the Manager is responsible for payment of all
fees  payable  to  the  Sub-Advisers of  the  Fund.   The  Fund,
therefore, pays no fees directly to the Sub-Advisers.

     The Manager recommends Sub-Advisers for the Fund to the Trustees based upon its continuing quantitative and qualitative evaluation of the Sub-Advisers' skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Manager does not expect to recommend frequent changes of Sub-Advisers.

      The Sub-Advisers do not provide any services to the Fund except portfolio investment management and related record-
keeping   services.   However,  in  accordance  with  procedures
adopted by the Trustees, a Sub-Adviser, or its affiliated broker-dealer, may execute portfolio transactions for the Fund and
receive   brokerage  commissions  in  connection  therewith   as
permitted by Section 17(e) of the 1940 Act and the rules thereunder.

     Under the 1940 Act, a shareholder vote is generally required to approve a new sub-advisory agreement involving a mutual fund. The Manager and the Trust have received an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Trustees to approve sub-advisory agreements between the Manager and sub-advisers without obtaining shareholder approval. That order, however, requires shareholder approval for sub-advisers that have certain affiliations with the Manager. The Manager has proposed that Skyline be appointed as a new sub-adviser to the Fund. Affiliated Managers Group, Inc. ("AMG") owns substantially all interests in the Manager, and Skyline is a majority-owned subsidiary of AMG. Accordingly, Skyline is an affiliate of the Manager for purposes of the order. For this reason, shareholders of the Fund must approve the sub-advisory agreement between the Manager and Skyline if Skyline is to serve as a sub-adviser for the Fund.

     The Sub-Advisory Agreements

      Currently, the assets of the Fund are managed by four Sub-
Advisers: Westport Asset Management, Inc. ("Westport"), Goldman Sachs Asset Management ("Goldman"), Pilgrim Baxter & Associates, Ltd. ("Pilgrim") and Kern Capital Management LLC ("Kern", and together with Westport, Goldman and Pilgrim, the "Current Sub-Advisers"). Each Current Sub-Adviser serves pursuant to a separate sub-advisory agreement between the Manager and that Current Sub-Adviser (each such agreement, a "Current Sub-Advisory Agreement"). At a meeting of the Board of Trustees held on September 8, 2000, the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act (the "Independent Trustees"), approved the recommendation of the Manager to add Skyline as a Sub-Adviser to the Fund and approved a sub-advisory agreement for the Fund with Skyline that would become effective upon approval by shareholders (the "Skyline Agreement").

      The recommendation to hire Skyline was made by the Manager in the ordinary course of its on-going evaluation of Sub-Adviser performance and investment strategy and after extensive research of numerous candidate firms and qualitative and quantitative analysis of each candidate's organizational structure, investment process and style, and long-term performance record. The recommendation to add another Sub-Adviser was prompted by the current size of the Fund and its anticipated growth. The Manager determined that the investment philosophy and strategy of any additional sub-adviser should be consistent with the risk profile of the Fund. In this regard, the Manager determined that it was in the best interest of the Fund's shareholders to add a value-oriented sub-adviser. The Manager believes that Skyline's value-oriented investment style is appropriately suited for the Fund and consistent with the Manager's desire to maintain focus (within a single Sub-Adviser) and diversification (across Sub-Advisers) for the Fund.

     Under the Management Agreement, the Fund pays the Manager a fee equal to 0.90% of the Fund's average daily net assets. From this fee, the Manager pays Westport, Goldman, Pilgrim and Kern a fee of 0.50% of the average daily net assets under the Current Sub-Adviser Agreements. Pursuant to the Skyline Agreement, the Manager would pay Skyline the same fee; i.e., a fee of 0.50% of the Fund's average daily net assets under Skyline's management. For the fiscal year ended December 31, 1999, the Fund paid the Manager $9,364,371, and the Manager paid $1,620,782 to Westport, $817,339 to Goldman, $1,764,389 to Pilgrim and $941,203 to Kern under their respective Current Sub-Advisory Agreements. If the Skyline Agreement had been in effect for fiscal 1999, the total management fee payable by the Fund to the Manager and the total amount of the sub-advisory fees payable by the Manager to the Sub-Advisers would have been the same. However, the Current Sub-Advisers would have received a smaller portion of the Sub-Adviser fees as a portion of those fees would have been paid to Skyline.

     Apart from the identity of the Sub-Adviser and the effective date of the agreement, there are no differences between the Skyline Agreement and any of the Current Sub-Adviser Agreements. A copy of the Skyline Agreement is attached as Exhibit A.

     Information About Skyline

      Skyline is a registered investment adviser located at 311 South Wacker Drive, Suite 4500, Chicago, Illinois. Skyline was formed in 1995 and is organized as a limited partnership. As of December 31, 1999, Skyline had approximately $742 million in assets under management. The general partner of Skyline is AMG, a publicly-traded Delaware corporation which acquires majority interests in investment management firms, including the Manager. AMG is located at Two International Place, Boston, Massachusetts 02110.

       The name and principal occupation of the principal executive officers of Skyline are set forth below. The address of each is that of Skyline.

Name                           Position

William M. Dutton        Managing Partner and Chief Investment Officer
William F. Fiedler       Partner and Securities Analyst
Kenneth S. Kailin        Partner, Portfolio Management
Stephen F. Kendall       Partner and Chief Operating Officer
Geoffrey P. Lutz         Partner, Institutional Marketing
Michael Maloney          Partner and Securities Analyst
Mark N. Odegard          Partner and Securities Analyst

      Skyline acts as an investment adviser for the following investment company, which has a similar objective to the Managers Special Equity Fund:

                                        Net Assets of
                                        Fund, as                  Annual
Fund                                    of 12/31/99              Fee Rate

Skyline  Special Equities Portfolio     $223,345,905              1.48%1

1Under its advisory agreement with Skyline Special Equities Portfolio, Skyline pays all of the ordinary operating expenses of that fund, except the fees and expenses of the fund's non-interested trustees.

     Skyline's Investment Philosophy

     Skyline has developed a disciplined investment approach for investing  in  the  small capitalization, value  sector  of  the
equities   market.    It   employs  a   fundamental,   bottom-up
methodology characterized by the following three factors:

* A value-oriented approach, selecting stocks with below-average valuations;

* Attention to earnings, seeking companies with above-average attractive earnings growth prospects; and

* Emphasis on investments in small companies whose outstanding shares have an aggregate market value of less than $2 billion.

Skyline believes that selecting companies with below-average valuations and above-average earnings growth prospects from a universe of small capitalization stocks that have not been thoroughly researched by others provides the potential for exceptional performance at low risk.

     Portfolio Manager

      If shareholders approve the addition of Skyline as a Sub-Adviser to the Fund, it is expected that William M. Dutton and a team of analysts will manage this portion of the Fund's portfolio. Mr. Dutton is the managing partner and chief investment officer of Skyline. Prior to joining Skyline, Mr. Dutton was employed with Mesirow Financial, where he started as a securities analyst in the Brokerage Division and transferred to the Asset Management Division in 1984. Since 1984, he has been a portfolio manager responsible for managing small capitalization equity portfolios and in 1992 was named "Portfolio Manager of the Year" by Morningstar Inc. Mr. Dutton is also a Certified Public Accountant.

     Evaluation by the Board

     On September 8, 2000, the Skyline Agreement was approved by the Trustees, including the Independent Trustees, subject to approval by shareholders of the Fund. In approving the Skyline Agreement, the Trustees considered a variety of factors and concluded as follows:
(i) Skyline is capable of providing high quality service for the Fund, as reflected by the qualification and experience of its advisory personnel, its available organizational resources, and its long-term performance record; (ii) Skyline has pursued its investment philosophy and value-oriented investment strategy consistently in the past, and is likely to maintain such consistency in the future; (iii) the vast majority of the securities to be selected for the Fund by Skyline will differ from the securities selected for the Fund by the Current Sub-
Advisers; (iv) Skyline's investment management approach will complement that of the Current Sub-Advisers; and (v) the current size of the Fund and its expected growth make it advisable to add another Sub-Adviser with a value-oriented investment style. The Trustees also noted that the fees payable by the Fund will not change as a result of adding Skyline as an additional Sub-Adviser to the Fund and that the Skyline Agreement is identical in all material respects to the Current Sub-Advisory Agreements. When making its decision on whether to recommend the addition of Skyline as a new Sub-Adviser, the Trustees were mindful of Skyline's affiliation with the Manager. The Trustees reassured themselves that the Manager would provide the same oversight functions with respect to Skyline as the Manager provides with respect to each of the Current Sub-Advisers.

     Based  on the foregoing, the Trustees, including a majority
of   the   Independent  Trustees,  concluded  that  the  Skyline
Agreement between the Manager and Skyline is in the best interest of the Fund and its shareholders.

   THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR
                     APPROVAL OF PROPOSAL 1.


PROPOSAL 2:  To Consider a Change in the Investment Objective of
                   Managers Income Equity Fund

         (Managers Income Equity Fund Shareholders Only)

     The Managers Income Equity Fund currently has the following investment objective:

     "The Fund's objective is to achieve a high level of current income from a diversified portfolio of income-producing equity securities."

     Historically, the Fund has pursued its objective by investing in undervalued, income-producing equity securities. Each of the Fund's current Sub-Advisers pursues this value-oriented strategy in an effort to generate returns from dividend income as well as capital appreciation. Over time, the universe of undervalued equity securities that are also income-producing has contracted substantially. The Board believes that it would be in the best interest of shareholders to change the Fund's investment objective in a manner that permits each Sub-Adviser to pursue its value strategy without being constrained by an emphasis on income. Accordingly, the Board recommends that the Fund's investment objective be changed as follows:

     "The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities. Income is the Fund's secondary objective."

     If the proposed change in the Fund's investment objective is approved by shareholders, the change will become effective as soon as practicable thereafter, but no sooner than January 1, 2001, at which time the Fund's name will be changed to "Managers Value Fund."

   THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR
                     APPROVAL OF PROPOSAL 2.


PROPOSAL 3:  To Consider a Change in the Investment Objective of
            Managers Short and Intermediate Bond Fund

  (Managers Short and Intermediate Bond Fund Shareholders Only)

     The Managers Short and Intermediate Bond Fund currently has the following investment objective:

     "The Fund's objective is to achieve high current income through a diversified portfolio of fixed-income securities with an average portfolio maturity between one to five years."

     Because the Fund, in accordance with its investment objective, invests primarily in fixed-income securities (generally, bonds), the Fund is subject to interest-rate risk. Interest-rate risk is the possibility that the market value of portfolio securities will fluctuate as interest rates rise and fall. One measure of interest-rate risk is weighted average maturity ("WAM"). The WAM of a fund's portfolio is computed by weighting the remaining maturity of each security (the period of time until the security comes due) by the market value of the security and averaging all such maturities. WAM is expressed in years. Pursuant to the current position of the staff of the SEC with regard to a bond fund using the term "short and intermediate" in its name, the Fund is required to maintain a WAM of between one and five years. The Fund has expressed this requirement as part of its investment objective.

     The Board believes that "average duration" is a more accurate measure of a fund's interest-rate sensitivity than WAM. Average duration is similar to WAM, but the computation of average duration takes into account not only a security's maturity date, but also the timing of all interest and principal payments on the security. Average duration is also expressed in years. The longer a fund's average duration, the more sensitive the fund is to shifts in interest rates. Thus, a fund with an average duration of 10 years has twice as much interest rate volatility as a fund with a five-year average duration. Historically, the Fund has maintained an average duration of between two and four years which has been closely aligned with the average duration of the Fund's primary investment benchmark.

     The Board believes that it is in the best interest of shareholders for the Fund to continue to maintain an average duration similar to the duration of the benchmark. However, based on the type of securities in which the Fund invests, it is possible for the Fund to hold a portfolio with a WAM in excess of five years, without exceeding its targeted average duration. Therefore, the Board recommends eliminating from the Fund's investment objective the requirement to maintain a specific WAM. The proposed new objective is as follows:

     "The  Fund's  objective is to achieve high  current  income
     through    a    diversified   portfolio   of   fixed-income
     securities."

     If the proposed change in the Fund's investment objective is approved by shareholders, the change will become effective as soon as practicable thereafter, but no sooner than January 1, 2001, at which time the Fund's name will be changed to "Managers Intermediate Bond Fund."

   THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR
                     APPROVAL OF PROPOSAL 3.


PROPOSAL 4: To Consider Making Each Fund's Investment Objectives
                         Nonfundamental

                   (Shareholders of All Funds)

        Under the 1940 Act, a mutual fund's investment objective may be classified as either "fundamental" or "nonfundamental." A fundamental investment objective may be changed only by vote of a fund's shareholders. A nonfundamental investment objective may be changed at any time by a fund's board of trustees without approval by shareholders.

     The investment objectives for each of the Funds were established as fundamental in response to then current industry practices. In recent years, it has become customary in the mutual fund industry for a fund's board to reserve the right to change the fund's investment objective without shareholder approval. This practice is desirable because it permits the board of a mutual fund to modify the fund's investment objectives according to regulatory, industry or market conditions without delay and without the expense of holding a shareholder meeting.

     The Board of Trustees has determined that it would be advisable to reclassify each Fund's investment objective as nonfundamental.

     Except for the proposed changes to the investment objectives of Managers Income Equity Fund and Managers Short and Intermediate Bond Fund described in Proposals 2 and 3, respectively, of this proxy statement, the Trustees have no current intention to change the investment objectives of any Fund. If at any time in the future the Trustees were to approve a change in a Fund's investment objective, shareholders of such Fund would be given notice of the change; however, shareholders would not be asked to approve such change. The current investment objective of each Fund is identified in Exhibit B to this proxy statement.

     The shareholders of each Fund will vote separately on this proposal.



   The Trustees have considered the enhanced management flexibility to respond to market, industry or regulatory changes that would accrue to the Funds if each Fund's fundamental investment objectives were reclassified as nonfundamental. At a meeting of the Trustees held on October 2, 2000, the Trustees voted to approve the reclassification of the investment objective of each Fund as nonfundamental. If Proposal 4 is approved by shareholders, the reclassification of each Fund's investment objective will become effective as soon as practicable thereafter, but no sooner than January 1, 2001.

   THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR
                     APPROVAL OF PROPOSAL 4.


  PROPOSALS 5A THROUGH 5L:  To Consider Amending or Eliminating
                             Certain
              Fundamental Investment Restrictions.

                           (All Funds)

      The Board of Trustees has proposed that shareholders approve amending or eliminating certain fundamental investment restrictions of each of the Funds. The proposed changes to the investment restrictions of each Fund are based on recommendations prepared by the Manager, which were reviewed and approved by the Board at a meeting held on October 2, 2000.

      Under the 1940 Act, all investment policies of a mutual fund must be classified as either "fundamental" or "nonfundamental." A fundamental policy may not be changed without the approval of the fund's shareholders; a nonfundamental policy may be changed by the board of trustees without shareholder approval. Under the 1940 Act, only certain policies are required to be classified as fundamental.

      Some of the fundamental investment restrictions for the Funds reflect regulatory, business or industry conditions in existence at the time the Funds commenced operations, which in many cases are no longer in effect. The Board recently reviewed each Fund's fundamental investment restrictions and determined that it would be in the best interest of each Fund to eliminate certain investment restrictions that are not required under applicable law, and to modify certain restrictions that are required to be fundamental. The Board also analyzed the various fundamental investment restrictions of all of the mutual funds within the Managers Family of Funds, and where practical and appropriate to a Fund's investment objective, proposed to standardize investment restrictions. Substantially all of the proposed investment restrictions set forth below are expected to become standard for all mutual funds in the Managers Family of Funds.

      The Board believes that the ability of the Manager and the Sub-Advisers to manage the Funds' portfolios in a changing regulatory or investment environment will be enhanced by approval of these proposals. In addition, the Board believes that approval of these proposals will reduce the need for future shareholder meetings, thereby reducing the Funds' ongoing costs of operation. Furthermore, it is anticipated that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with investment restrictions.

     At the Meeting, shareholders of each Fund will vote on each of the proposals separately. If approved by shareholders, a change to a Fund's investment restriction will become effective as soon as practicable thereafter, but no sooner than January 1, 2001.

      Although the proposed changes to each Fund's investment restrictions generally give broader authority to make certain investments or engage in certain practices than do the current investment restrictions of the Funds, the Manager does not currently intend to change in any material way the principal investment strategies or operations of any Fund.

   THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR
              APPROVAL OF PROPOSALS 5A THROUGH 5L.


      PROPOSAL 5A:  To Consider Eliminating the Investment
                  Restrictions Regarding Issuer
                         Diversification

     Each   Fund   currently  has  the  following   restrictions
regarding the extent to which a Fund may invest in any single issuer (the "Issuer Percentage Restrictions"):

     "A Fund may not invest in securities of any one issuer (other than securities issued by the U.S. Government, its agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the holdings of its securities of such issuer exceeds 5% of its total assets. The Global Bond Fund may invest up to 50% of its assets in bonds issued by foreign governments which may include up to 25% of such assets in any single government issuer."

     "A Fund may not acquire more than 10% of the outstanding voting securities of any one issuer."

In substance, the Issuer Percentage Restrictions limit a Fund's investments in the securities of any single issuer to 5% of the Fund's assets and 10% of the issuer's outstanding voting stock, except the Issuer Percentage Restrictions permit Managers Global Bond Fund to invest up to 25% of its assets in any single government issuer.

       The   Board   proposes  that  shareholders  approve   the
elimination of the Issuer Percentage Restrictions. Elimination will permit each Fund to invest in securities of a single issuer to the extent permitted by applicable law.

     All Funds, Other Than Managers Global Bond Fund

     Each Fund, other than Managers Global Bond Fund (each such Fund, a "Diversified Fund"), has elected to be classified as a "diversified company" under the 1940 Act. As a diversified company, at least 75% of the value of each Diversified Fund's total assets must be represented by cash and cash items, U.S. Government securities, securities of other investment companies, and other securities limited with respect to any one issuer to an amount not greater in value than 5% of the value of the
Diversified Fund's total assets and not more than 10% of the outstanding voting securities of such issuer (the "Diversification Requirement"). As with the Issuer Percentage Restrictions, the Diversification Requirement has the effect, with respect to 75% of a Diversified Fund's assets, of limiting investments by the Diversified Fund in the securities of any single issuer (other than U.S. Government securities and securities of other investment companies) to 5% of the Diversified Fund's assets and 10% of the issuer's outstanding voting stock. A Diversified Fund may not change its classification as a diversified company without shareholder approval.

     The Issuer Percentage Restrictions currently create an investment limitation that is more restrictive than the Diversification Restriction, because these restrictions apply to 100% of a Fund's assets. By eliminating the Issuer Percentage Restrictions, each Diversified Fund will have the flexibility to invest a larger portion of its assets in any single issuer when the Manager or Sub-Adviser deems an investment opportunity attractive. To the extent a Fund increases its investment in securities of a single issuer, it will also increase the volatility that results from changes in the market value of such securities.

     For each Diversified Fund, the Issuer Percentage Restrictions also create a limitation on the ability of a Fund to adapt to regulatory changes should the Diversification Requirement under the 1940 Act change in the future. By eliminating the Issuer Percentage Restrictions at this time, each Diversified Fund will be able to respond to future changes in the Diversification Requirement without delay and without the expense of holding a shareholder meeting.

     If the Issuer Percentage Restrictions are eliminated for a Diversified Fund, it will continue to be subject to the limitations of the Diversification Requirement. For this reason, approval of Proposal 5A is not expected to materially affect the operations of any Diversified Fund.


     Managers Global Bond Fund

     Managers Global Bond Fund is not classified as a diversified company under the 1940 Act and thus is not subject to the Diversification Requirement. Elimination of the Issuer Percentage Restrictions for the Managers Global Bond Fund, therefore, will permit the Fund to invest without limitation in the securities of any one issuer. However, for tax purposes Managers Global Bond Fund intends to continue to qualify as a "regulated investment company" (commonly referred to as "RIC"). To qualify as a RIC, the Fund must satisfy the diversification requirements of the Internal Revenue Code. Specifically, these requirements require that, at the end of each quarter of its taxable year, (i) the Fund invest no more than 25% of its total assets in the securities of any one issuer, except for securities of the U.S. Government or other RICs, and (ii) at least 50% of the value of the Fund's assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities. For purposes of these requirements, "other securities" does not include investments in the securities of any one issuer that represent more than 5% of the value of the Fund's total assets or more than 10% of such issuer's outstanding voting securities.

     If the Issuer Percentage Restrictions are eliminated, the Managers Global Bond Fund's portfolio could include the securities of a smaller total number of issuers than prior to such elimination. Thus, changes in the financial condition or credit-worthiness of a single issuer could cause greater fluctuation in the per share value of the Fund than if the Fund were required to hold the securities of a greater number of issuers.


  PROPOSAL 5B: To Consider Amending The Investment Restriction
                       Regarding Borrowing

     Each   Fund   currently   has  the  following   fundamental
investment restriction regarding borrowing:

     "A Fund may not borrow money, except from banks for temporary or extraordinary or emergency purposes and then only in amounts up to 10% of the value of the Fund's total assets, taken at cost, at the time of such borrowing (and provided such borrowings do not exceed in the aggregate one-third of the market value of the Fund's total assets less liabilities other than the obligations represented by the bank borrowings). It will not mortgage, pledge or in any other manner transfer any of its assets as security for any indebtedness, except in connection with any such borrowing and in amounts up to 10% of the value of the Fund's net assets at the time of such borrowing."

    The Board proposes that shareholders approve replacing each Fund's current investment restriction regarding borrowing with the following restriction:

    "A Fund may not borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Fund's investment policies, shall not constitute borrowing."

    The primary purpose of the proposed change is to permit each Fund to borrow to the full extent permitted by applicable law.
The   current  investment  restriction  prohibits  a  Fund  from borrowing, except from a bank for temporary or emergency purposes and only in amounts up to 10% of the Fund's assets. The 1940 Act permits a mutual fund to borrow from a bank for any purpose, provided that the fund maintains at least 300% asset coverage, which means, in effect, that a fund is permitted to borrow up to an amount equal to 50% of its total assets. In addition, the 1940 Act permits a fund to borrow an amount not to exceed 5% of its assets from either a bank or a non-bank for temporary purposes.

    The proposed new investment restriction also differs from the current restriction in that it does not limit the authority of a Fund to pledge its assets. The 1940 Act does not require a Fund to limit the pledging of assets in this manner and such a limitation may impair the ability of a Fund to borrow money on favorable terms or to engage in certain investment techniques that involve pledging assets.

    The Board believes that the proposed changes to the Fund's borrowing restriction will give the Manager greater flexibility in managing the liquidity needs of a Fund by allowing the Fund to use borrowings to satisfy redemptions or settle securities transactions to the maximum extent permitted under the 1940 Act. Under the proposed new investment restriction, a Fund would be permitted to borrow for any purpose, which would include borrowing for portfolio leverage. If the Fund were to borrow for leverage purposes, such borrowings would magnify the effect of a change in the market value of the Fund's portfolio. The Board has no current intention, however, of authorizing borrowing for leverage purposes and will not change this policy for any Fund without notifying shareholders.


  PROPOSAL 5C:  To Consider Amending the Investment Restriction
              Regarding Investments in Real Estate

     Each   Fund   currently   has  the  following   fundamental
investment restriction regarding investing in real estate:

     "A Fund may not purchase or sell real estate; provided, however, that it may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein."

    The Board proposes that shareholders approve replacing each Fund's current fundamental investment restriction with the following:

    "A Fund may not purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities."

      The proposed change clarifies that a Fund may acquire a security or other instrument that is secured by a mortgage or other interest in real estate (subject to the Fund's investment objective and policies and to other limitations regarding diversification and concentration) and that the Fund may hold real estate acquired as a result of the ownership of such securities. Although the proposed change will have no current impact on any Fund, adoption of the proposed investment restriction will assist in standardizing the investment restrictions of all mutual funds within the Managers Family of Funds.


  PROPOSAL 5D:  To Consider Amending the Investment Restriction
       Regarding Underwriting Securities Issued by Others

     Each   Fund   currently   has  the  following   fundamental
investment restriction regarding underwriting securities issued by others:

     "A Fund may not engage in the business of underwriting securities issued by others."

     The Board proposes that shareholders approve replacing each Fund's current fundamental investment restriction with the following:

    "A Fund may not underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933."

      The primary purpose of the proposed change is to clarify that a Fund is not prohibited from selling restricted securities if, as a result of the sale, the Fund is considered an underwriter under federal securities law. Although the proposed change will have no current impact on any Fund, adoption of the proposed investment restriction will assist in standardizing the investment restrictions of all mutual funds within the Managers Family of Funds.


  PROPOSAL 5E:  To Consider Amending the Investment Restriction
                  Regarding the Making of Loans

     Each   Fund   currently   has  the  following   fundamental
investment restriction regarding the making of loans:

     "A Fund may not make loans to any person or firm; provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government entity which are publicly distributed or of a type customarily purchased by institutional investors (which are debt securities, generally rated not less than Baa by Moody's or BBB by Standard & Poor's, privately issued and purchased by such entities as banks, insurance companies and investment companies), or (ii) the entry into "repurchase agreements." It may lend its portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 l/3% of its total assets."

     The Board proposes that shareholders approve replacing each Fund's current fundamental investment restriction regarding the making of loans with the following:

    "A  Fund  may  not  make loans, except  that  the  Fund  may
    (i) lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (ii) enter into repurchase agreements and (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities."

       The proposed amendment to each Fund's investment restrictions regarding the making of loans will not materially affect the operations of any Fund. Adoption of the proposed change will permit each Fund to lend securities and cash to the full extent permitted by applicable law and assist in standardizing the investment restrictions of all mutual funds within the Managers Family of Funds.


  PROPOSAL 5F:  To Consider Amending the Investment Restriction
           Regarding the Issuance of Senior Securities

     Each   Fund   currently   has  the  following   fundamental
investment   restriction  regarding  the  issuance   of   senior
securities:

     "A Fund may not issue senior securities."

     The Board proposes that shareholders approve replacing each Fund's current fundamental investment restriction regarding the issuance of senior securities with the following:

    "A Fund may not issue senior securities. For purposes of this restriction, borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, are not deemed to be senior securities."

    The proposed change will standardize this investment restriction for all Funds and clarify that certain transactions will not constitute the issuance of a "senior security" for purposes of the restriction. In general, under the 1940 Act, a "senior security" is an obligation of a fund that has a claim to the fund's assets or earnings that takes precedence over the claims of the fund's shareholders. The 1940 Act generally prohibits a mutual fund from issuing any senior security, except that a mutual fund is permitted to borrow money from a bank. In addition, a fund may engage in certain types of investment transactions that might otherwise be considered a "senior security," provided that certain conditions are met. For example, a transaction that obligates a fund to pay money at a future date (e.g., the purchase of securities to be settled on a date that is beyond the normal settlement period) may be considered a "senior security." Under the 1940 Act, a mutual fund is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in an amount equal to its obligation to pay cash for the securities at a future date.

     The proposed change will permit each Fund to borrow money (consistent with its borrowing policies) and to engage in other investment techniques permitted under the 1940 Act that might otherwise be deemed to violate the Fund's current investment restriction. Adoption of the proposal will facilitate the Manager's compliance efforts, assist in standardizing the investment restrictions of all mutual funds within the Managers Family of Funds, and allow a Fund to respond to developments in the securities markets and to regulatory changes without delay and without the expense of holding a shareholder meeting.


PROPOSAL 5G:  To Consider Eliminating the Investment Restriction
    Regarding the Participation in Joint Trading Accounts in
                           Securities

     Each   Fund   currently   has  the  following   fundamental
investment restriction regarding participating in joint trading accounts in securities:

     "A  Fund  may  not participate on a joint  or  a  joint  and several basis in any trading account in securities. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of The Managers Funds LLC or any portfolio manager in order to save brokerage costs or to average prices shall not be considered a joint securities trading account."

     The Board of Trustees proposes that shareholders approve eliminating this restriction. The Manager and the Board do not believe that a blanket prohibition against these types of transactions is in the best interests of the Funds. It is commonplace in the mutual fund industry for affiliated funds to obtain exemptive relief from the SEC that permits such funds to purchase securities through joint trading accounts. By eliminating the above restriction, a Fund would be able to engage in such transactions with other mutual funds within the Managers Family of Funds if it obtains such exemptive relief from the SEC, without having to obtain shareholder approval.

     The proposed change will not materially affect the operations of any Fund. Elimination of this investment restriction will allow each Fund greater investment flexibility and will allow a Fund to respond to developments in the securities markets and to regulatory changes without delay and without the expense of holding a shareholder meeting.


 PROPOSAL 5H: To Consider Eliminating the Investment Restriction
           Regarding Investments in Unseasoned Issuers

     Each   Fund   currently   has  the  following   fundamental
investment restriction regarding investing in securities of issuers which have been in operation for less than three years
(the "Unseasoned Issuer Restriction").

     "A Fund may not invest in securities of an issuer which together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of its total assets would then be invested in such securities."

     The   Board   proposes   that  shareholders   approve   the
elimination of the Unseasoned Issuer Restriction. The restriction is not required by the 1940 Act and is based, in part, on requirements formerly imposed by state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds. In general, unseasoned issuers tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, and fewer resources than more mature companies. Accordingly, investments in unseasoned issuers tend to involve greater risks than investments in more mature companies. To the extent that a Fund increases its investments in unseasoned issuers, it may also increase its volatility.

     The proposed change will not materially affect the operations of any Fund. Elimination of this restriction will allow a Fund greater investment flexibility and will allow a Fund to respond to developments in the securities markets and to regulatory changes without delay and without the expense of holding a shareholder meeting.


PROPOSAL 5I:  To Consider Eliminating the Investment Restriction
          Regarding Investments in Illiquid Securities

     Each   Fund   currently   has  the  following   fundamental
investment   restriction   regarding   investing   in   illiquid
securities:

     "A Fund may not invest more than 15%, of the value of its net assets in illiquid instruments including, but not limited to, securities for which there are no readily available market quotations, dealer (OTC) options, assets used to cover dealer options written by it, repurchase agreements which mature in more than seven days, variable rate industrial development bonds which are not redeemable on seven days demand and investments in time deposits which are non-negotiable and/or which impose a penalty for early withdrawal."

     The Board proposes that shareholders approve the elimination of this fundamental investment restriction. Under the 1940 Act, a mutual fund is required to maintain a high degree of liquidity in its portfolio to ensure that the fund is able to meet shareholder requests for redemptions. Current regulatory interpretations of the requirement provide that a mutual fund may not invest more than 15% of its assets (10% in the case of a money market mutual fund) in "illiquid" securities. From time to time, regulatory interpretations of the types of securities that must be treated as "illiquid" as well as the specific percentage limitations on investments in illiquid securities have changed.

     If the proposed change is approved, each Fund will continue to be subject to the regulatory limitations on investments in illiquid securities described above, as modified from time to time by the SEC. Accordingly, eliminating the investment restriction is not expected to materially affect the operation of any Fund. At the same time, elimination will allow a Fund to respond to developments in the securities markets and to regulatory changes without delay and without the expense of holding a shareholder meeting.


PROPOSAL 5J: To Consider Eliminating the Restrictions Regarding the Purchase of Securities of Other Investment Companies

     Each   Fund   currently   has  the  following   fundamental
investment restrictions regarding the purchase of securities of other investment companies:

     "A Fund may not purchase the securities of other funds or investment companies except (i) in connection with a merger, consolidation, acquisition of assets or other reorganization approved by its shareholders, (ii) for shares in the Money Market Fund in accordance with an order of exemption issued by the Securities and Exchange Commission (the "SEC"), and
     (iii) each Fund, may purchase securities of investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than
     (a) 3% of such company's total outstanding voting stock is owned by the Fund, (b) 5% of the Fund's total assets, taken at market value, would be invested in any one such company or (c) 10% of the Fund's total assets, taken at market value, would be invested in such securities."

     "A  Fund may not invest [more than] 10% of its total  assets
     in   shares   of   other   investment  companies   investing
     exclusively in securities in which it may otherwise invest."

     The Board proposes that shareholders approve eliminating these restrictions. These restrictions are not required by the 1940 Act and were based, in part, on requirements formerly imposed by state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds.

     If these restrictions are eliminated, a Fund will continue to be subject to the limitations on investments in other registered investment companies imposed under the 1940 Act. In general, the 1940 Act prohibits a mutual fund from (i) acquiring more than 3% of the voting stock of any other investment company, (ii) investing more than 5% of its total assets in any one investment company or (iii) investing more than 10% of its total assets in any two or more investment companies. However, under the 1940 Act, these limitations do not apply to purchases of shares of an investment company by a mutual fund that charges a sales load of not more than 1 1/2% (such as each of the Funds, which charge no sales loads) provided that such fund, together with all affiliates, does not own more than 3% of the outstanding shares of such investment company.

     Eliminating the investment restrictions will allow each Fund greater investment flexibility and will allow the Funds to respond to developments in the securities markets and to regulatory changes without delay and without the expense of holding a shareholder meeting. For example, subject to regulatory and Board approval, a Fund may wish to buy shares of an affiliated money market fund as a means of investing excess cash on a short term basis. The removal of the restrictions will permit such investments, subject to appropriate exemptive relief from the SEC. To the extent a Fund invests in other investment companies, the Fund may indirectly incur duplicative expenses and fees, such as management fees.


PROPOSAL 5K:  To Consider Eliminating the Investment Restriction
  on Investments in Companies in Which Officers or Directors of
                       the Trust Own Stock

     Each   Fund   currently   has  the  following   fundamental
investment restriction regarding the investing in securities of issuers in which officers and directors of the Trust own stock:

     "A Fund may not purchase or retain the securities of an issuer if, to the Trust's knowledge, one or more of the directors, trustees or officers of the Trust, or the portfolio manager responsible for the investment of the Trust's assets or its directors or officers, individually own beneficially more than l/2 of l% of the securities of such issuer and together own beneficially more than 5% of such securities."

     The Board proposes that shareholders approve elimination of this restriction. The restriction is not required by the 1940 Act and is based, in part, on requirements formerly imposed by state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds.

     The proposed change will not materially affect the operations of any Fund. Elimination would allow each Fund greater investment flexibility and will allow a Fund to respond to developments in the securities markets and to regulatory changes without delay and without the expense of holding a shareholder meeting


PROPOSAL 5L:  To Consider Eliminating the Investment Restriction
    Prohibiting the Purchase of Securities for the Purpose of
                Exercising Control or Management

     Each   Fund   currently   has  the  following   fundamental
investment restriction regarding the purchase of securities of companies for the purpose of exercising control or management:

     "A Fund may not invest in companies for the purpose of exercising control or management."

     The Board proposes that shareholders approve elimination of this restriction. The restriction is not required by the 1940 Act and is based, in part, on requirements formerly imposed by state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds. The Manager and the Board believe that a prohibition against these types of investments is no longer in the best interests of the Funds.

     The proposed change will not materially affect the operations of any Fund. Elimination would allow each Fund greater investment flexibility and would allow the Fund to respond to developments in the securities markets and to regulatory changes without delay and without the expense of holding a shareholder meeting.


                     ADDITIONAL INFORMATION

     Solicitation of Proxies

     Representatives of the Manager may solicit proxies by telephone, letter or personally and will receive no additional compensation for these services. The Trust may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by the Funds for their reasonable expenses in sending proxy material to beneficial owners of shares of the Funds. The cost of the solicitation of proxies will be borne by the Funds. The cost of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph will be paid by the Funds. Certain solicitation costs will be directly attributable to a Fund soliciting shareholder approval, while other expenses of solicitation will not be directly attributable to any specific Fund. Solicitation costs that are directly attributable to a particular Fund will be borne by that Fund. All other solicitation expenses will be allocated pro rata based on the number of shareholder accounts of each Fund.

      As the Meeting date approaches, shareholders who have not voted their proxy may receive a telephone call asking them to vote. In all cases where a telephonic proxy is solicited, shareholders will be asked to give their full name, social security number or employee identification number, address, title (if applicable) and the number of shares owned, and to confirm that they have received the proxy materials in the mail.

     If a shareholder wishes to participate in the meeting, and does not wish to authorize the execution of a proxy by telephone, mail or internet, the shareholder may vote at the Meeting in person.

      If you require additional information regarding the proxy or replacement proxy cards, please call The Managers Funds toll free at (800) 835-3879. Any proxy given by a shareholder, whether in writing or by telephone, is revocable until voted at the Meeting.

     Financial Information

      The Trust's most recent annual report and semi-annual report are available upon request, without charge, by writing to The Managers Funds, 40 Richards Avenue, Norwalk, Connecticut 06854, or by calling (800) 835-3879, or on our website at www.managersfunds.com.

     Record or Beneficial Ownership

     Exhibit   D  contains  information  about  the  record   or
beneficial ownership by shareholders of five percent (5%) or more of each Fund's outstanding shares, as of the record date.

      As of October 3, 2000, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of each Fund. Since the beginning of fiscal year 1999, no Trustee has purchased or sold securities of the Manager, Skyline or AMG exceeding 1% of the outstanding securities of any class of the Manager, Skyline or AMG.

     Shareholder Proposals

     The Trust does not hold regularly scheduled meetings of the shareholders of the Fund. Any shareholder desiring to present a proposal for inclusion at the meeting of shareholders next following this meeting should submit such proposal to the Trust at a reasonable time before the solicitation is made.

     Other Matters To Come Before The Meeting

      The Board of Trustees knows of no business other than that specifically mentioned in the Notice of Special Meeting of Shareholders that will be presented or considered at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgement.






THE  TRUSTEES RECOMMEND APPROVAL OF EACH PROPOSAL.  ANY UNMARKED
PROXIES  WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE  VOTED  IN
FAVOR OF APPROVAL OF THE PROPOSALS.


                                   October 16, 2000

                                   By Order of the Trustees,
                                   /s/Donald S. Rumery
                                   Donald S. Rumery
                                   Secretary

                            EXHIBIT A

                     SUB-ADVISORY AGREEMENT

Attention:     William M. Dutton, Managing Partner
               Skyline Asset Management, L.P.


RE:  Sub-Advisory Agreement


The Managers Special Equity Fund (the "Fund") is a series of a Massachusetts business trust (the "Trust") that is registered as an investment company under the Investment Company Act of 1940, as amended, (the "Act"), and subject to the rules and regulations promulgated thereunder.

The Managers Funds LLC (the "Manager") acts as the manager and administrator of the Trust pursuant to the terms of a Management Agreement with the Trust. The Manager is responsible for the day-to-day management and administration of the Fund and the coordination of investment of the Fund's assets. However, pursuant to the terms of the Management Agreement, specific portfolio purchases and sales for the Fund's investment portfolios or a portion thereof, are to be made by advisory organizations recommended by the Manager and approved by the Trustees of the Trust.

1. Appointment as a Sub-Adviser. The Manager, being duly authorized, hereby appoints and employs Skyline Asset Management, L.P. ("Sub-Adviser") as a discretionary asset manager, on the terms and conditions set forth herein, of those assets of the Fund which the Manager determines to allocate to the Sub-Adviser (those assets being referred to as the "Fund Account"). The Manager may, from time to time, with the consent of the Sub-Adviser, make additions to the Fund Account and may, from time to time, make withdrawals of any or all of the assets in the Fund Account.

2.  Portfolio Management Duties.

     (a) Subject to the supervision of the Manager and of the Trustees of the Trust, the Sub-Adviser shall manage the composition of the Fund Account, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information for the Fund as currently in effect and as amended or supplemented in writing from time to time, being herein called the "Prospectus").

     (b) The Sub-Adviser shall maintain such books and records pursuant to Rule 31a-1 under the Act and Rule
     204-2 under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), with respect to the Fund
     Account as shall be specified by the Manager from time to time, and shall maintain such books and records for the periods specified in the rules under the Act or the Advisers Act. In accordance with Rule 31a-3 under the Act, the Sub-Adviser agrees that all records under the Act shall be the property of the Trust.

     (c)    The   Sub-Adviser  shall  provide  the  Trust's
     Custodian, and the Manager on each business day with information relating to all transactions concerning the Fund Account. In addition, the Sub-Adviser shall be responsive to requests from the Manager or the Trust's Custodian for assistance in obtaining price sources for securities held in the Fund Account, as well as for periodically reviewing the prices of the securities assigned by the Manager or the Trust's
     Custodian for reasonableness and advising the Manager should any such prices appear to be incorrect.

     (d) The Sub-Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act and other applicable federal and state regulations, and review information provided by the Manager to assist the Manager in its compliance review program.

     (e)  The Sub-Adviser agrees to maintain an appropriate
     level   of   errors  and  omissions  or   professional
     liability insurance coverage.

3. Allocation of Brokerage. The Sub-Adviser shall have authority and discretion to select brokers, dealers and futures commission merchants to execute portfolio transactions initiated by the Sub-Adviser, and for the selection of the markets on or in which the transactions will be executed.

     (a)    In   doing   so,   the  Sub-Adviser's   primary
     responsibility shall be to obtain the best  net  price
     and   execution   for   the   Fund.    However,   this
     responsibility shall not be deemed to obligate the Sub-
     Adviser   to   solicit  competitive  bids   for   each
     transaction,  and  the  Sub-Adviser  shall   have   no
     obligation  to  seek  the lowest available  commission
     cost   to   the  Fund,  so  long  as  the  Sub-Adviser
     determines   that  the  broker,  dealer   or   futures
     commission merchant is able to obtain the best net price and execution for the particular transaction taking into account all factors the Sub-Adviser deems relevant, including, but not limited to, the breadth of the market in the security or commodity, the price, the financial condition and execution capability of the broker, dealer or futures commission merchant and the reasonableness of any commission for the specific
     transaction  and  on  a continuing  basis.   The  Sub-
     Adviser   may  consider  the  brokerage  and  research
     services   (as  defined  in  Section  28(e)   of   the
     Securities Exchange Act of 1934, as amended) made available by the broker to the Sub-Adviser viewed in terms of either that particular transaction or of the Sub-Adviser's overall responsibilities with respect to its clients, including the Fund, as to which the Sub-
     Adviser      exercises     investment      discretion,
     notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

     (b)   The Manager shall have the right to request that
     specified   transactions  giving  rise  to   brokerage
     commissions, in an amount to be agreed upon by the Manager and the Sub-Adviser, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or the Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account, so long as (i) the Manager determines that the broker or dealer is able to obtain the best net price and execution on a particular transaction and (ii) the Manager determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Fund or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund
     Account may not be the direct or exclusive beneficiary of any such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

     (c) The Sub-Adviser agrees that it will not execute any portfolio transactions with a broker, dealer or futures commission merchant which is an "affiliated person" (as defined in the Act) of the Trust or of the Manager or of any Sub-Adviser for the Trust except in accordance with procedures adopted by the Trustees.
     The  Manager  agrees  that it will  provide  the  Sub-
     Adviser with a list of brokers and dealers which are "affiliated persons" of the Trust, the Manager or the Trust's Sub-Advisers.

4. Information Provided to the Manager and the Trust and to the Sub-Adviser

     (a)    The  Sub-Adviser  agrees  that  it  will   make
     available  to the Manager and the Trust promptly  upon
     their  request copies of all of its investment records
     and ledgers with respect to the Fund Account to assist
     the  Manager  and  the Trust in monitoring  compliance
     with  the  Act, the Advisers Act, and other applicable
     laws.   The Sub-Adviser will furnish the Trust's Board
     of Trustees with such periodic and special reports with respect to the Fund Account as the Manager or the Board of Trustees may reasonably request.

     (b) The Sub-Adviser agrees that it will notify the Manager and the Trust in the event that the Sub-Adviser or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. Notification of an event within (i) shall be given immediately; notification of an event within (ii) shall be given promptly. The Sub-Adviser has provided the information about itself set forth in the Registration Statement and has reviewed
     the   description  of  its  operations,   duties   and
     responsibilities as stated therein and acknowledges that they are true and correct in all material respects and contain no material misstatement or omission, and it further agrees to notify the Manager immediately of any fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that causes any statement in the Prospectus to become untrue or misleading in any material respect or that causes the Prospectus to omit to state a material fact.

     (c)    The  Sub-Adviser  represents  that  it  is   an
     investment  adviser registered under the Advisers  Act
     and  other  applicable laws and  that  the  statements
     contained in the Sub-Adviser's registration under  the
     Advisers  Act on Form ADV as of the date  hereof,  are
     true and correct and do not omit to state any material
     fact  required  to be stated therein or  necessary  in
     order  to  make the statements therein not misleading.
     The  Sub-Adviser  agrees to maintain the  completeness
     and   accuracy  in  all  material  respects   of   its
     registration on Form ADV in accordance with all legal requirements relating to that Form. The Sub-Adviser acknowledges that it is an "investment adviser" to the Fund within the meaning of the Act and the Advisers
     Act.

5. Compensation. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated and paid by the Manager in accordance with the attached Schedule A. Pursuant to the provisions of the Management Agreement between the Trust and the Manager, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager and not from the Trust or the Fund.

6. Other Investment Activities of the Sub-Adviser. The Manager acknowledges that the Sub-Adviser or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities ("Affiliated Accounts"). The Manager agrees that the Sub-Adviser or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Sub-Adviser acts in good faith and provided further, that it is the Sub-Adviser's policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Manager acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Sub-Adviser shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

7. Standard of Care. The Sub-Adviser shall exercise its best judgment in rendering the services provided by it under this Agreement. The Sub-Adviser shall not be liable for any act or omission, error of judgment or mistake of law or for any loss suffered by the Manager or the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Manager or the Trust or to holders of the Trust's shares representing interests in the Fund to which the Sub-Adviser would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement.

8. Assignment. This Agreement shall terminate automatically in the event of its assignment (as defined in the Act and in the rules adopted under the Act). The Sub-Adviser shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment under the Act will occur, and to take the steps necessary to enter into a new contract with the Sub-Adviser or such other steps as the Board of Trustees may deem appropriate.

9. Amendment. This Agreement may be amended at any time, but only by written agreement between the Sub-Adviser and the Manager, which amendment is subject to the approval of the Trustees and the shareholders of the Trust in the manner required by the Act.

10. Effective Date; Term. This Agreement shall become effective on ________ and shall continue in effect for a term of two years from that date. Thereafter, the Agreement shall continue in effect only so long as its continuance has been specifically approved at least annually by the Trustees, or the shareholders of the Fund in the manner required by the Act. The aforesaid requirement shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

11. Termination. This Agreement may be terminated by (i) the Manager at anytime without penalty, upon notice to the Sub-Adviser and the Trust, (ii) at any time without penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on notice to the Sub-Adviser or (iii) by the Sub-Adviser at any time without penalty, upon thirty (30) days' written notice to the Manager and the Trust.

12. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby but shall continue in full force and effect.

13. Applicable Law. The provisions of this Agreement shall be construed in a manner consistent with the requirements of the Act and the rules and regulations thereunder. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed, and enforced according to the laws of the State of Connecticut.


                            THE MANAGERS FUNDS LLC

BY:

                            Its:

                            DATE:
ACCEPTED:

BY:

Its:

DATE:


                            Acknowledged:
                            THE MANAGERS FUNDS

                            BY:

                            Its:

                            DATE:


SCHEDULES:                  A.  Fee Schedule.


                           SCHEDULE A
                         SUB-ADVISER FEE

For services provided to the Fund Account, The Managers Funds LLC will pay a base quarterly fee for each calendar quarter at an annual rate of .50% of average net assets in the Fund account during the quarter. Average assets shall be determined using the average daily assets in the Fund account during the quarter. The fee shall be pro-rated for any calendar quarter during which the contract is in effect for only a portion of the quarter.




                            Exhibit B

                  Current Investment Objectives


Fund Name                     Investment Objective

Income Equity Fund            To achieve a high level of
                              current income from a
                              diversified portfolio of
                              income-producing equity
                              securities.
Capital Appreciation Fund     To achieve long-term capital
                              appreciation through a
                              diversified portfolio of
                              equity securities.  Income is
                              the Fund's secondary
                              objective.
Special Equity Fund           To achieve long-term capital
                              appreciation through a
                              diversified portfolio of
                              equity securities of small-
                              and medium-capitalization
                              companies.
International Equity Fund     To achieve long-term capital
                              appreciation through a
                              diversified portfolio of
                              equity securities of non-U.S.
                              companies.  Income is the
                              Fund's secondary objective.
Emerging Markets Equity Fund  To achieve long-term capital
                              appreciation through a
                              diversified portfolio of
                              equity securities of
                              companies located in
                              countries designated by the
                              World Bank or the United
                              Nations to be a developing
                              country or an emerging
                              market.
Short and Intermediate Bond   To achieve high current
Fund                          income through a diversified
                              portfolio of fixed-income
                              securities with an average
                              portfolio maturity between
                              one to five years.
Bond Fund                     To achieve a high level of
                              current income from a
                              diversified portfolio of
                              fixed-income securities.
Global Bond Fund              To achieve income and capital
                              appreciation through a
                              portfolio of high quality
                              foreign and domestic fixed-
                              income securities.

                            Exhibit C

                     Investment Restrictions

      Current Investment            Proposed New Investment
         Restrictions                     Restrictions
(1)A Fund may not invest in        Eliminate restriction.
securities of any one issuer
(other than securities issued
by the U.S. Government, its
agencies and
instrumentalities), if
immediately after and as a
result of such investment the
current market value of the
holdings of its securities of
such issuer exceeds 5% of its
total assets.  The Global Bond
Fund may invest up to 50% of
its assets in bonds issued by
foreign governments which may
include up to 25% of such
assets in any single government
issuer.

(2)A Fund may not invest more than  No change.
25% of the value of its total
assets in the securities of
companies primarily engaged in
any one industry (other than
the United States Government,
its agencies and
instrumentalities).  Such
concentration may occur
incidentally as a result of
changes in the market value of
portfolio securities, but such
concentration may not result
from investment.  Neither
finance companies as a group
nor utility companies as a
group are considered a single
industry for purposes of this
restriction.

(3)A Fund may not acquire more     Eliminate restriction.
than 10% of the outstanding
voting securities of any one
issuer.

(4)A Fund may not borrow money,    A Fund may not borrow money,
except from banks for temporary except (i) in amounts not to
or extraordinary or emergency   exceed 33-1/3% of the value of
purposes and then only in       the Fund's total assets
amounts up to 10% of the value  (including the amount
of the Fund's total assets,     borrowed) taken at market
taken at cost, at the time of   value from banks or through
such borrowing (and provided    reverse repurchase agreements
such borrowings do not exceed   or forward roll transactions,
in the aggregate one-third of   (ii) up to an additional 5% of
the market value of the Fund's  its total assets for temporary
total assets less liabilities   purposes, (iii) in connection
other than the obligations      with short-term credits as may
represented by the bank         be necessary for the clearance
borrowings). It will not        of purchases and sales of
mortgage, pledge or in any      portfolio securities and (iv)
other manner transfer any of    the Fund may purchase
its assets as security for any  securities on margin to the
indebtedness, except in         extent permitted by applicable
connection with any such        law.  For purposes of this
borrowing and in amounts up to  investment restriction,
10% of the value of the Fund's  investments in short sales,
net assets at the time of such  roll transactions, futures
borrowing.                      contracts, options on futures
                                contracts, securities or
                                indices and forward
                                commitments, entered into in
                                accordance with the Fund's
                                investment policies, shall not
                                constitute borrowing.

(5)A Fund may not invest in        Eliminate restriction.
securities of an issuer which
together with any predecessor,
has been in operation for less
than three years if, as a
result, more than 5% of its
total assets would then be
invested in such securities.

(6)A Fund may not invest more than Eliminate restriction.
15%, of the value of its net
assets in illiquid instruments
including, but not limited to,
securities for which there are
no readily available market
quotations, dealer (OTC)
options, assets used to cover
dealer options written by it,
repurchase agreements which
mature in more than 7 days,
variable rate industrial
development bonds which are not
redeemable on 7 days demand and
investments in time deposits
which are non-negotiable and/or
which impose a penalty for
early withdrawal.

(7)A Fund may not invest in        Eliminate restriction.
companies for the purpose of
exercising control or
management.

(8)A Fund may not purchase or sell A Fund may not purchase or real estate; provided, however, sell real estate, except that
that it may invest in           the Fund may (i) acquire or
securities secured by real      lease office space for its own
estate or interests therein or  use, (ii) invest in securities
issued by companies which       of issuers that invest in real
invest in real estate or        estate or interests therein,
interests therein.              (iii) invest in securities
                                that are secured by real
                                estate or interests therein,
                                (iv) purchase and sell
                                mortgage-related securities
                                and (v) hold and sell real
                                estate acquired by the Fund as
                                a result of the ownership of
                                securities.

(9)A Fund may not purchase or sell No change.
physical commodities, except
that each Fund may purchase or
sell options and futures
contracts thereon.

(10) A Fund may not engage A Fund may not underwrite the in the business of underwriting securities of other issuers,
securities issued by others.    except to the extent that, in
                                connection with the
                                disposition of portfolio
                                securities, the Fund may be
                                deemed to be an underwriter
                                under the Securities Act of
                                1933.

(11)         A Fund may not        Eliminate restriction.
participate on a joint or a
joint and several basis in any
trading account in securities.
The "bunching" of orders for
the sale or purchase of
marketable portfolio securities
with other accounts under the
management of The Managers
Funds LLC or any portfolio
manager in order to save
brokerage costs or to average
prices shall not be considered
a joint securities trading
account.

(12)         A Fund may not make   A Fund may not make loans,
loans to any person or firm;    except that the Fund may
provided, however, that the     (i) lend portfolio securities
making of a loan shall not be   in accordance with the Fund's
construed to include (i) the    investment policies up to 33-
acquisition for investment of   1/3% of the Fund's total
bonds, debentures, notes or     assets taken at market value,
other evidences of indebtedness (ii) enter into repurchase
of any corporation or           agreements and (iii) purchase
government entity which are     all or a portion of an issue
publicly distributed or of a    of debt securities, bank loan
type customarily purchased by   participation interests, bank
institutional investors (which  certificates of deposit,
are debt securities, generally  bankers' acceptances,
rated not less than Baa by      debentures or other
Moody's or BBB by Standard &    securities, whether or not the
Poor's, privately issued and    purchase is made upon the
purchased by such entities as   original issuance of the
banks, insurance companies and  securities.
investment companies), or (ii)
the entry into "repurchase
agreements."  It may lend its
portfolio securities to broker-
dealers or other institutional
investors if, as a result
thereof, the aggregate value of
all securities loaned does not
exceed 33-l/3% of its total
assets.

(13)         A Fund may not        Eliminate restriction.
purchase the securities of
other Funds or investment
companies except (i) in
connection with a merger,
consolidation, acquisition of
assets or other reorganization
approved by its shareholders,
(ii) for shares in the Money
Market Fund in accordance with
an order of exemption issued by
the Securities and Exchange
Commission (the "SEC"), and
(iii) each Fund, may purchase
securities of investment
companies where no underwriter
or dealer's commission or
profit, other than customary
broker's commission, is
involved and only if
immediately thereafter not more
than (a) 3% of such company's
total outstanding voting stock
is owned by the Fund, (b) 5% of
the Fund's total assets, taken
at market value, would be
invested in any one such
company or (c) 10% of the
Fund's total assets, taken at
market value, would be invested
in such securities.

(14)         A Fund may not        Eliminate restriction.
purchase from or sell portfolio
securities to its officers,
trustees or other "interested
persons" (as defined in the
l940 Act) of the Fund,
including its portfolio
managers and their affiliates,
except as permitted by the 1940
Act.

(15)         A Fund may not        Eliminate restriction.
purchase or retain the
securities of an issuer if, to
the Trust's knowledge, one or
more of the directors, trustees
or officers of the Trust, or
the portfolio manager
responsible for the investment
of the Trust's assets or its
directors or officers,
individually own beneficially
more than l/2 of l% of the
securities of such issuer and
together own beneficially more
than 5% of such securities.

(16)         A Fund may not issue  A Fund may not issue senior
senior securities.              securities.  For purposes of
                                this restriction, borrowing
                                money, making loans, the
                                issuance of shares of
                                beneficial interest in
                                multiple classes or series,
                                the deferral of Trustees'
                                fees, the purchase or sale of
                                options, futures contracts,
                                forward commitments and
                                repurchase agreements entered
                                into in accordance with the
                                Fund's investment policies,
                                are not deemed to be senior
                                securities.

(17)         A Fund may not invest Eliminate restriction.
[more than] 10% of its total
assets in shares of other
investment companies investing
exclusively in securities in
which it may otherwise invest.


                            Exhibit D

   Five Percent Record or Beneficial Ownership of Each Fund's
                       Outstanding Shares


                       Charles     National      Merrill
                      Schwab &     Financial   Lynch & Co.
                      Co., Inc.    Services        Inc.
                                     Corp.
 Managers Income      20.18%          --            --
   Equity
     Fund
 Managers Capital     32.10%       8.62%            --
   Appreciation
   Fund
 Managers Special     37.43%       8.10%            --
   Equity Fund
 Managers             27.76%       8.96%         9.49%
   International
   Equity Fund
 Managers Emerging    23.23%      16.67%            --
   Markets Equity
   Fund
 Managers Bond Fund   24.60%      12.05%            --
 Managers Short and    5.51%          --            --
   Intermediate
   Bond Fund
 Managers Global         --       12.25%            --
   Bond Fund

Charles Schwab & Co., Inc., National Financial Services Corp. and Merrill Lynch & Co. Inc. each own all shares listed above of record. The Trust is not aware of the identity of any person owning beneficially five percent or more of any Fund's shares.



The Board of Trustees recommends a vote FOR Items 1,2,3,4 and 5A-5L.>

ITEM 1-APPROVAL OF SUB-ADVISORY         FOR      AGAINST       ABSTAIN
AGREEMENT FOR MANAGERS SPECIAL         /    /     /    /         /    /
EQUITY FUND AND SKYLINE

ITEM 2-APPROVAL OF CHANGE OF            FOR      AGAINST       ABSTAIN
INVESTMENT OBJECTIVE FOR               /    /     /    /       /     /
MANAGERS INCOME EQUITY FUND

ITEM 3-APPROVAL OF CHANGE OF            FOR      AGAINST        ABSTAIN
INVESTMENT OBJECTIVE FOR              /    /     /    /          /     /
MANAGERS SHORT AND INTERMEDIATE
BOND FUND

ITEM 4-APPROVAL OF THE RECLASSIFICATION    FOR      AGAINST      ABSTAIN
OF THE FUND'S INVESTMENT OBJECTIVES      /    /     /    /       /    /
FROM FUNDAMENTAL TO NONFUNDAMENTAL

ITEM 5- APPROVAL OF AMENDMENT OR
ELIMINATION OF CERTAIN NVESTMENT
RESTRICTIONS

5A.      Issuer Diversification
                FOR      AGAINST        ABSTAIN
                /    /     /    /         /     /
5B.      Borrowing
                FOR      AGAINST        ABSTAIN
               /    /     /    /         /     /
5C.      Investments in Real Estate
                FOR      AGAINST        ABSTAIN
               /    /     /    /         /     /
5D.      Underwriting Securities Issued by Others
                FOR      AGAINST        ABSTAIN
              /    /     /    /         /     /
5E.      Making of Loans
                FOR      AGAINST        ABSTAIN
              /    /     /    /         /     /
5F.      Senior Securities
                FOR      AGAINST        ABSTAIN
               /    /     /    /         /     /
5G.      Participation in Joint trading accounts
                FOR      AGAINST        ABSTAIN
               /    /     /    /         /     /
5H.     Investments in Securities of Unseasoned Issuers
               FOR      AGAINST        ABSTAIN
             /    /     /    /         /     /
5I.      Investment in Illiquid Securities
              FOR      AGAINST        ABSTAIN
            /    /     /    /         /     /
5J.      Investments in Other Investment Companies
             FOR      AGAINST        ABSTAIN
           /    /     /    /         /     /
5K.    Investments in Companies in which Officers or Directors of the
       Trust Own Stock
            FOR      AGAINST        ABSTAIN
           /    /     /    /         /     /
5L.      Purchase of Securities for Control or Management Purposes
            FOR      AGAINST        ABSTAIN
          /    /     /    /         /     /

[THE MANAGERS FUNDS LOGO]
40 Richards Avenue
Norwalk, CT 06854-2325

[INSERT FUND'S NAME]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The  undersigned  hereby  appoints Donald S. Rumery, Secretary, and
Laura A. Pentimone, Assistant Secretary, as proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of The Managers Funds standing in the name of the undersigned with all powers which the undersigned would possess if present at the Joint Special Meeting of Shareholders to be held November 30, 2000 at 10:30 a.m. or any adjournment thereof.

THIS  PROXY,  WHEN  PROPERLY  EXECUTED,  WILL BE VOTED  IN THE
MANNER DIRECTED  HEREBY BY THE  UNDERSIGNED  SHAREHOLDER.  IF NO
DIRECTION IS MADE, THE PROXIES WILL VOTE SHARES REPRESENTED BY THIS PROXY FOR PROPOSALS LISTED ON THE REVERSE SIDE AND WILL
VOTE IN THEIR  DISCRETION ON SUCH OTHER MATTERS THAT MAY
PROPERLY COME BEFORE THIS MEETING.



You can also vote your proxy by faxing it to us at (203) 857-5316, by calling (800) 690-6903 and recording your vote by telephone, or on the internet at www.proxyvote.com.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED